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                                                                   Exhibit 10.25

                        PURCHASE AND PLACEMENT AGREEMENT

          This Purchase and Placement Agreement (this "Agreement") is made as of the 14th day of December, 2006, by and among Arbor Realty Mortgage Securities Series 2006-1, Ltd., a Cayman Islands exempted company with limited liability (the "Issuer"), Arbor Realty Mortgage Securities Series 2006-1 LLC, a Delaware limited liability company (the "Co-Issuer" and, together with the Issuer, the "Co-Issuers"), Wachovia Capital Markets, LLC ("Wachovia Securities" or the "Initial Purchaser") and Credit Suisse Securities (USA) LLC ("Credit Suisse" and, together with Wachovia Securities, the "Dealers").

                                   WITNESSETH:

          WHEREAS, the Issuer and the Co-Issuer intend to co-issue (a) the U.S. $230,000,000 Class A-1A Senior Secured Floating Rate Term Notes, Due 2042 (the "Class A-1A Notes"), (b) the up to U.S.$100,000,000 Class A-1AR Revolving Senior Secured Floating Rate Term Notes, Due 2042 (the "Class A-1AR Notes" and, together with the Class A-1A Notes, the "Class A-1 Notes"), (c) the U.S.$72,900,000 Class A-2 Second Priority Senior Secured Floating Rate Term Notes, Due 2042 (the "Class A-2 Notes" and, together with the Class A-1 Notes, the "Class A Notes"), (d) the U.S.$41,100,000 Class B Third Priority Floating Rate Term Notes, Due 2042 (the "Class B Notes"), (e) the U.S.$31,200,000 Class C Fourth Priority Floating Rate Capitalized Interest Term Notes, Due 2042 (the "Class C Notes"), (f) the U.S.$13,350,000 Class D Fifth Priority Floating Rate Capitalized Interest Term Notes, Due 2042 (the "Class D Notes"), (g) the U.S.$14,250,000 Class E Sixth Priority Floating Rate Capitalized Interest Term Notes, Due 2042 (the "Class E Notes"), (h) the U.S.$13,650,000 Class F Seventh Priority Floating Rate Capitalized Interest Term Notes, Due 2042 (the "Class F Notes"), (i) the U.S.$16,950,000 Class G Eighth Priority Floating Rate Capitalized Interest Term Notes, Due 2042 (the "Class G Notes"), and (j) the U.S.$14,100,000 Class H Ninth Priority Floating Rate Capitalized Interest Term Notes, Due 2042 (the "Class H Notes" and, together with the Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes and the Class G Notes, the "Notes") pursuant to an indenture, dated as of December 14, 2006 (the "Indenture"), by and among the Issuer, the Co-Issuer, Wells Fargo Bank, National Association, as trustee (in such capacity, the "Trustee"), paying agent, calculation agent, transfer agent, custodial securities intermediary, backup advancing agent and notes registrar, and Arbor Realty SR, Inc., as advancing agent (the "Advancing Agent");

          WHEREAS, the Issuer intends to issue 52,500,000 preferred shares, with a par value of U.S.$0.0001 per share and a notional amount of U.S.$1.00 per share (the "Preferred Shares" and, together with the Notes, the "Securities") pursuant to the Governing Documents (as defined in the Indenture) of the Issuer, certain resolutions of the board of directors of the Issuer passed prior to the issuance of the Preferred Shares and the Preferred Shares Paying Agency Agreement, dated as of December 14, 2006 (the "Preferred Shares Paying Agency Agreement"), among the Issuer, Wells Fargo Bank, National Association, as preferred shares paying agent (the "Preferred Shares Paying Agent"), and Maples Finance Limited, as share registrar;

          WHEREAS, each Dealer is a securities firm engaged in the business of selling securities directly to purchasers or through other securities dealers;

          WHEREAS, each Dealer may, but is not required to, make a market in the Notes (other than the Class A-1AR Notes);

          WHEREAS, Arbor Realty Collateral Management, LLC ("ARCM") shall act as collateral manager (the "Collateral Manager") of the Issuer's assets in accordance with the terms of a collateral management agreement, dated as of December 14, 2006 (the "Collateral Management Agreement"), between the Collateral Manager and the Issuer;

          WHEREAS, on the Closing Date, the Issuer will purchase or will have committed to purchase a portion of the Collateral Debt Securities from Arbor Realty SR, Inc., Arbor Realty Funding LLC and Arbor Realty Limited Partnership (collectively, the "Sellers"); and

          WHEREAS, each Dealer hereby acknowledges that it has received good and valuable consideration hereunder.

          NOW, THEREFORE, the parties agree as follows:

          1. Defined Terms. All capitalized terms used and not otherwise defined herein shall have the same meanings ascribed to such terms in the Indenture.

          2. Sale and Purchase of the Purchased Notes; Market-Making; Placement of the Class A-1AR Notes.

          (a) Subject to the terms and conditions herein, on the Closing Date, each of the Issuer and the Co-Issuer hereby agrees to sell all of the Class A-1A Notes, the Class A-2 Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes, the Class G Notes and the Class H Notes (collectively, the "Purchased Notes") to the Initial Purchaser as provided hereinafter, and the Initial Purchaser agrees to purchase from the Issuer and Co-Issuer, as applicable, the Purchased Notes in the amount set forth on Schedule A hereto at the price set forth opposite the respective Classes of Purchased Notes.

          (b) The purchase price of the Purchased Notes shall be payable by the Initial Purchaser to the Issuer as it directs by wire transfer in United States Dollars in immediately available funds on the Closing Date.

          (c) Prior to or at the time that the Notes are first issued or delivered, the conditions precedent in Section 7 herein shall have been satisfied.

          (d) The Dealers may, but are not required to, make a market in the Purchased Notes and may cease any such activity at any time.

          (e) Each of the Issuer and the Co-Issuer hereby agrees to make available on the Closing Date for placement by Wachovia Securities, as placement agent (in such capacity, the "Placement Agent"), on a reasonable best efforts basis, the Class A-1AR Notes, as provided

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hereinafter, in the amount set forth on Schedule A hereto (the "Class A-1AR
Placement Amount") at the price set forth opposite the Class A-1AR Notes.

          (f) The Placement Agent agrees to place on behalf of the Co-Issuers, on a reasonable best efforts basis, the Class A-1AR Notes in an amount equal to the Class A-R Placement Amount at the purchase price of the Class A-1AR Notes on the Closing Date.

          (g) Each of the Co-Issuers and the Placement Agent agree that the Class A-1AR Notes will be issued in fully registered, certificated form without interest coupons, registered in the name of the legal and beneficial owner thereof, except as otherwise required by the Issuer at the time of issuance.

          3. Offer and Placement of the Notes. Each of the Issuer and the Co-Issuer understands that the Initial Purchaser intends to offer the Purchased Notes and the Placement Agent intends place the Class A-1AR Notes as soon after this Agreement has become effective as is advisable in the judgment of the Initial Purchaser and the Placement Agent. The Issuer and Co-Issuer confirm that they have authorized the Dealers, subject to the restrictions set forth below, to distribute copies of the offering memorandum dated December 12, 2006, as supplemented by the Supplement to Offering Memorandum, dated December 13, 2006 (together, the "Offering Memorandum") in connection with the offering of the Notes or making a market in the Purchased Notes, as applicable.

          4. Representations, Warranties and Covenants of each of the Co-Issuers. Each of the Issuer or the Co-Issuer, as applicable, represents and warrants (with respect to itself only) to the Dealers as of the Closing Date, and agrees with the Dealers that:

          (a) it has not, directly or indirectly, solicited any offer to buy or offered to sell, and shall not, directly or indirectly, solicit any offer to buy or offer to sell, in the United States or to any United States citizen or resident, any security which is or would be integrated with the sale of the Securities in a manner that would require the Securities to be registered under the Securities Act of 1933, as amended (the "Securities Act");

          (b) the Notes are eligible for resale pursuant to Rule 144A under the Securities Act and shall not be, on the Closing Date, of the same class as securities listed on a national securities exchange registered under Section 6 of the United States Securities Exchange Act, as amended (the "Exchange Act"), or quoted in a United States automated interdealer quotation system;

          (c) the Offering Memorandum, the marketing materials dated December 12, 2006 and the related asset summaries (collectively, the "Offering Materials") have been prepared by the Issuer and the Co-Issuer, as applicable, in connection with the offering of the Notes. The Offering Materials and any amendments or supplements thereto did not and shall not, as of their respective dates and, in the case of the Offering Memorandum, as of the Closing Date, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading except that the representations and warranties set forth in this Section 4(c) do not apply to statements or omissions that are made in reliance upon and in conformity with information relating to the Dealers furnished to the Issuer by the Dealers expressly for use in the Offering Materials or any amendment or supplement thereto. It is hereby acknowledged that (x) the statements set forth on the cover page in the first sentence of each of the fourth and fifth paragraphs and the first sentence and third sentence of the first paragraph, the second paragraph, the third paragraph, the fourth paragraph and the first sentence of the fifth paragraph under the caption "Subscription and Sale" constitute the only written information furnished to the Issuer by Wachovia Securities expressly for use in the Offering Memorandum (or any amendment or supplement thereto) (the "Wachovia Securities Information") and (y) the statements set forth in the third paragraph under the caption "Subscription and Sale" constitute the only written information furnished to the Issuer by Credit Suisse expressly for use in the Offering Memorandum (or any amendment or supplement thereto) (the "Credit Suisse Information" and, together with the Wachovia Securities Information, the "Dealer Information").

          (d) since the respective dates as of which information is given in the Offering Materials, except as contemplated or set forth in the Offering Memorandum, it has not carried on any business other than as described in the Offering Materials relating to the issue of the Securities;

          (e) the Issuer does not have any subsidiaries and the Co-Issuer does not have any subsidiaries;

          (f) the Issuer (1) is an exempted company incorporated with limited liability that has been duly and validly incorporated and is existing and in good standing under the laws of the Cayman Islands; (2) is duly licensed and duly qualified to do business as a foreign limited liability company and is in good standing in all jurisdictions in which the ownership of its assets or in which the conduct of its business requires or shall require such qualification; and (3) has full power and authority to own its assets and conduct its business as described in the Offering Materials and to enter into and perform its obligations under this Agreement, the Securities Account Control Agreement, the Indenture, the Preferred Shares Paying Agency Agreement, the Servicing Agreement, each Collateral Debt Securities Purchase Agreement, each Hedge Agreement, the Collateral Management Agreement, and any note purchase agreement relating to the Class A-1AR Notes (the "Class A-1AR Note Purchase Agreement") and to enter into and consummate all the transactions in connection therewith as contemplated by such agreements and in the Offering Materials;

          (g) the Co-Issuer (1) is a limited liability company that is in good-standing under the laws of the State of Delaware and is duly licensed and duly qualified to do business as a limited liability company and is in good standing in all jurisdictions in which the ownership of its assets or in which the conduct of its business requires or shall require such qualification; and
(2) has full power and authority to own its assets and conduct its business as described in the Offering Materials and to enter into and perform its obligations under this Agreement, the Class A-1AR Note Purchase Agreement and the Indenture and to enter into and consummate all the transactions in connection therewith as contemplated by such agreements and in the Offering Materials;

          (h) the Issuer has the authorized share capital as set forth in the Offering Memorandum and all of the issued Preferred Shares of the Issuer will have been duly and validly authorized and issued and are fully paid and nonassessable, and all of the issued ordinary shares of the Issuer shall be held by ARMS 2006-1 Equity Holdings LLC ("ARMS Equity");

          (i) the Co-Issuer has the authorized capitalization as set forth in the Offering Memorandum and all of the issued membership interests of the Co-Issuer have been duly and validly authorized and issued and all of the issued membership interests of the Co-Issuer shall be held by Arbor Realty SR, Inc.;

          (j) the Notes have been duly authorized by the Co-Issuer, and when issued and delivered and when appropriate entries have been made in the Notes Register pursuant to this Agreement and the Indenture against payment therefor, shall have been duly executed, authenticated, issued and delivered and shall constitute valid and legally binding obligations of the Co-Issuer, enforceable against the Co-Issuer in accordance with their terms and entitled to the benefits provided by the Indenture, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

          (k) the Notes have been duly authorized by the Issuer and, when issued, authenticated and delivered and when appropriate entries have been made in the Notes Register pursuant to this Agreement and the Indenture against payment therefor, shall have been duly executed, authenticated, issued and delivered and shall constitute valid and legally binding obligations of the Issuer, enforceable against the Issuer in accordance with their terms and entitled to the benefits provided by the Indenture, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

          (l) each of the Indenture, the Class A-1AR Note Purchase Agreement and this Agreement has been duly authorized by the Co-Issuer and, when executed and delivered by the parties thereto and hereto, shall constitute a valid and legally binding instrument, enforceable in accordance with its respective terms, under the laws of the State of New York and all other relevant laws, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

          (m) each of the Indenture, the Class A-1AR Note Purchase Agreement, the Preferred Shares Paying Agency Agreement, the Servicing Agreement, the Collateral Management Agreement, the Securities Account Control Agreement, this Agreement, each Collateral Debt Securities Purchase Agreement and each Hedge Agreement has been duly authorized by the Issuer and, when executed and delivered by the parties thereto and hereto, shall constitute a valid and legally binding instrument, enforceable in accordance with its terms under the laws of the State of New York and all other relevant laws, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

          (n) except as may be required under state securities laws, no filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Co-

Issuer of its obligations hereunder, in connection with the offering, issuance, placement or sale of the Notes hereunder or the consummation of the transactions contemplated by or for the due execution, delivery or performance of this Agreement, the Indenture, the Class A-1AR Note Purchase Agreement, the Notes or any other agreement or instrument entered into or issued or to be entered into or issued by the Co-Issuer in connection with the consummation of the transactions contemplated herein and in the Offering Materials (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Offering Memorandum under the caption "Use of Proceeds");

          (o) except as may be required under state securities laws, no filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Issuer of its obligations hereunder, in connection with the offering, issuance or sale of the Notes hereunder or the consummation of the transactions contemplated by or for the due execution, delivery or performance of this Agreement, the Indenture, the Class A-1AR Note Purchase Agreement, the Preferred Shares Paying Agency Agreement, the Securities Account Control Agreement, the Securities, each Collateral Debt Securities Purchase Agreement, the Servicing Agreement, the Collateral Management Agreement, each Hedge Agreement or any other agreement or instrument entered into or issued or to be entered into or issued by the Issuer in connection with the consummation of the transactions contemplated herein and in the Offering Materials (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Offering Memorandum under the caption "Use of Proceeds");

          (p) the statements set forth in the Offering Memorandum under the captions "Description of the Securities," "Security for the Notes," "The Collateral Management Agreement," "Hedge Agreements," "The Issuer" and "The Co-Issuer" insofar as they purport to constitute a description of the Issuer or the Co-Issuer or a summary of the terms of the Securities, the Indenture, the Class A-1AR Note Purchase Agreement, each Hedge Agreement, the Preferred Shares Paying Agency Agreement, the Securities Account Control Agreement, the Servicing Agreement, each Collateral Debt Securities Purchase Agreement and the Collateral Management Agreement and under the captions "Certain U.S. Federal Income Tax Considerations," "Cayman Islands Tax Considerations," "Certain ERISA Considerations" and "Subscription and Sale," insofar as they purport to describe the provisions of the laws and documents referred to therein, are correct in all material respects;

          (q) the issue and sale of the Purchased Notes and the Preferred Shares, the issue and placement of the Class A-1AR Notes and the compliance by the Issuer and the Co-Issuer, as applicable, with all of the provisions of the Indenture, the Class A-1AR Note Purchase Agreement, the Preferred Shares Paying Agency Agreement, the Securities Account Control Agreement, each Collateral Debt Securities Purchase Agreement, the Securities, each Hedge Agreement, the Servicing Agreement, the Collateral Management Agreement and this Agreement and the consummation of the transactions herein and therein contemplated shall not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any other agreement or instrument to which the Issuer or the Co-Issuer is a party or by which the Issuer or the Co-Issuer is bound, nor shall such action result in any violation of the provisions of the Governing Documents of each of the Issuer or the Co-Issuer or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Issuer or the Co-Issuer or each of their assets; and, no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the issue and sale of the Securities or the consummation of the transactions by the Issuer and the Co-Issuer contemplated by this Agreement, the Indenture, the Class A-1AR Note Purchase Agreement, the Preferred Shares Paying Agency Agreement, each Collateral Debt Securities Purchase Agreement, each Hedge Agreement or the Collateral Management Agreement, (other than any governmental or other consents that have already been obtained by either the Issuer or the Co-Issuer and that were in full force and effect);

          (r) the Trustee shall have a perfected security interest in the Pledged Obligations and the Issuer's rights under the Servicing Agreement, the Collateral Management Agreement, each Hedge Agreement, the Class A-1AR Note Purchase Agreement and each Collateral Debt Securities Purchase Agreement for the benefit and security of the holders of the Notes subject to the priorities set forth in the Indenture;

          (s) there are no legal or governmental proceedings, inquiries or investigations pending to which the Issuer or the Co-Issuer is a party or of which any property of the Issuer or Co-Issuer is the subject and no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

          (t) on the Closing Date, there shall not exist any default by any of the Issuer or the Co-Issuer or any condition, event or act, which, with notice or lapse of time or both, would constitute an Event of Default by the Issuer or the Co-Issuer under the Indenture;

          (u) none of the Issuer, the Co-Issuer or any persons acting on their behalf (other than the Dealers as to whom the Co-Issuers make no representation) has engaged or shall engage in any directed selling efforts as defined in Rule 902 of Regulation S under the Securities Act with respect to the Securities, and none of the foregoing persons has offered, placed or sold any of the Securities, except for the placement of the Class A-1AR Notes to the Placement Agent pursuant to this Agreement, the sale of the Purchased Notes to the Initial Purchaser pursuant to this Agreement and the sale of the Preferred Shares to ARMS Equity;

          (v) neither the Issuer nor the Co-Issuer has entered into contractual arrangements with any person with respect to the distribution of (1) the Purchased Notes, other than the Dealers pursuant to this Agreement, (2) the Class A-1AR Notes, other than the Placement Agent pursuant to this Agreement and the Class A-1AR Note Purchase Agreement and (3) the Preferred Shares, other than pursuant to the Subscription Agreement dated as of the date hereof and signed by ARMS Equity (the "Subscription Agreement");

          (w) no stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Initial Purchaser to the government of the Cayman Islands or any political subdivision or taxing authority thereof or therein in connection with the issuance, sale and delivery by the Issuer and the Co-Issuer or the sale and delivery by the Initial Purchaser outside the Cayman Islands of the Notes to the investors thereof; provided that Cayman Islands stamp duty will be payable if any of the Notes or Transaction Documents are executed in, or after execution, brought into the Cayman Islands;

          (x) neither the Issuer nor the Co-Issuer has offered or sold any Securities by means of any form of general solicitation or general advertising and none of the foregoing persons shall offer to sell, offer for sale or sell the Securities by means of any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising;

          (y) assuming compliance by each Dealer with the offer and sale restrictions set forth herein, compliance by the purchasers of the Class A-1AR Notes with the restrictions set forth in the Class A-1AR Note Purchase Agreement and compliance by ARMS Equity with the restrictions set forth in the Preferred Shares Paying Agency Agreement, neither the Issuer nor the Co-Issuer is required to be registered as an "investment company" and neither the Issuer nor the Co-Issuer shall be required to register as an "investment company" under the Investment Company Act as a result of the conduct of its business in the manner contemplated by the Offering Memorandum;

          (z) assuming compliance by each Dealer with the offer and sale restrictions set forth herein, compliance by the purchasers of the Class A-1AR Notes with the restrictions set forth in the Class A-1AR Note Purchase Agreement and ARMS Equity with the restrictions set forth in the Preferred Shares Paying Agency Agreement, no registration of the Securities under the Securities Act is required for the offer, placement and sale of the Notes in the manner contemplated by this Agreement and the Offering Memorandum, the sale of the Class A-1AR Notes under the Class A-1AR Note Purchase Agreement or the sale of the Preferred Shares under the Subscription Agreement and no qualification of an indenture under the Trust Indenture Act of 1939, as amended, is required for the offer and sale of the Securities in the manner contemplated by this Agreement, the Class A-1AR Note Purchase Agreement, the Subscription Agreement and the Offering Memorandum;

          (aa) each of the Issuer and the Co-Issuer shall make available to each Dealer such number of copies of the Offering Memorandum and any amendment or supplement thereto as such Dealer shall reasonably request;

          (bb) neither the Issuer nor the Co-Issuer has offered and neither the Issuer nor the Co-Issuer shall offer (1) the Purchased Notes, except pursuant to this Agreement, (2) the Class A-1AR Notes, except pursuant to the Class A-1AR Note Purchase Agreement and (3) the Preferred Shares, except pursuant to the Subscription Agreement;

          (cc) the Co-Issuers shall offer and sell the Notes and the Issuer shall offer and sell the Preferred Shares, only to persons (1) who are "qualified purchasers" as defined in Section 2(a)(51) of the Investment Company Act ("Qualified Purchasers") that (except with respect to the sale of the Preferred Shares to ARMS Equity) the Co-Issuers reasonably believe are "qualified institutional buyers" ("QIBs") as defined in Rule 144A under the Securities Act ("Rule 144A") and whom the seller has informed that the reoffer, resale, pledge or other transfer is being made in reliance on Rule 144A or (2) the Co-Issuers reasonably believe are not "U.S. persons" or U.S. residents for purposes of the Investment Company Act and that the sale, reoffer, resale, pledge or other transfer is being made in compliance with Regulation S under the

Securities Act ("Regulation S"); terms used in this paragraph have the meanings given to them by Regulation S or Rule 144A, as applicable;

          (dd) each of the Issuer and the Co-Issuer shall immediately notify the Dealers, and confirm such notice in writing, of (1) any filing made by the Co-Issuers of information relating to the offering of the Securities with any securities exchange or any other regulatory body in the United States or any other jurisdiction, and (2) prior to the completion of the purchase of the Purchased Notes by the Initial Purchaser and placement of the Class A-1AR Notes by the Placement Agent, any material changes in or affecting the earnings, business affairs or business prospects of either the Issuer or the Co-Issuer which (i) make any statement in the Offering Materials false or misleading in any material respect or (ii) are not disclosed in the Offering Memorandum. In such event or if during such time any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of any of the Issuer, the Co-Issuer, their counsel, the Dealers or their respective counsel, to amend or supplement the Offering Materials in order that the final Offering Materials not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances then existing, each of the Issuer and the Co-Issuer shall forthwith amend or supplement the final Offering Materials by preparing and furnishing to the Dealers an amendment or amendments of, or a supplement or supplements to, the final Offering Materials (in form and in substance satisfactory in the opinion of counsel for the Dealers) so that, as so amended or supplemented, the final Offering Materials shall not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at the time it is delivered to an investor, not misleading;

          (ee) each of the Issuer and the Co-Issuer shall advise the Dealers promptly of any proposal to amend or supplement the Offering Materials and shall not effect such amendment or supplement without the consent of the Dealers, which consent shall not be unreasonably withheld or delayed. Neither the consent of either Dealer to, nor either Dealer's delivery of, any such amendment or supplement, shall constitute a waiver of any of the conditions set forth in
Section 7 hereof;

          (ff) each of the Issuer and the Co-Issuer agrees that it shall not make any offer or sale of Securities of any class if, as a result of the doctrine of "integration" referred to in Rule 502 promulgated under the Securities Act, such offer or sale would render invalid (for the purpose of (i) the sale of the Purchased Notes to the Initial Purchaser, (ii) the placement of the Class A-1AR Notes by the Placement Agent, (iii) the resale of the Notes by the initial investors to others, (iv) the transfer of the Class A-1AR Notes, or
(v) the initial sale of the Preferred Shares) the exemption from the registration requirements of the Securities Act provided by Section 4(2) thereof or by Rule 144A or by Regulation S thereunder or otherwise;

          (gg) each of the Issuer and the Co-Issuer agrees that, in order to render the Notes eligible for resale pursuant to Rule 144A under the Securities Act, while any of the Notes remain outstanding, they shall make available, upon request, to any Holder of the Notes or prospective purchasers of the Notes designated by any Holder the information specified in Rule 144A(d)(4), unless each of the Issuer and the Co-Issuer furnishes information to the United States Securities and Exchange Commission (the "Commission") pursuant to Section 13 or 15(d)
of the Exchange Act (such information, whether made available to Holders or prospective purchasers or furnished to the Commission, is hereinafter referred to as "Additional Information");

          (hh) until the expiration of two years after the original issuance of the Securities, each of the Issuer and the Co-Issuer shall not resell any Securities which are "restricted securities" (as such term is defined under Rule 144(a)(3) under the Securities Act) that have been re-acquired by any of them and shall immediately upon any purchase of any such Securities submit such Securities to the Trustee or the Preferred Shares Paying Agency, as applicable, for cancellation;

          (ii) each of the Issuer and the Co-Issuer shall use the net proceeds received by them from the sale of the Securities in the manner specified in the Offering Memorandum under "Use of Proceeds";

          (jj) during a period of 180 days from the date of the Offering Memorandum, neither the Issuer nor the Co-Issuer shall, directly or indirectly, issue, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, any debt securities or guarantees of debt securities of the Issuer or the Co-Issuer, as applicable, or any securities convertible or exchangeable into or exercisable for any debt securities or guarantees of debt securities of the Issuer or the Co-Issuer, as applicable, or any securities convertible or exchangeable into or exercisable for any debt security or guarantee of debt securities of the Issuer or Co-Issuer, except as described in the Offering Memorandum;

          (kk) the Co-Issuers shall use all reasonable efforts in cooperation with the Initial Purchaser to permit the Purchased Notes to be eligible for clearance and settlement through DTC;

          (ll) each certificate representing a Note shall bear the legend contained in the Indenture for the time period and upon the other terms stated in the Indenture;

          (mm) each certificate representing a Preferred Share shall bear the legend contained in the Preferred Shares Paying Agency Agreement for the time period and upon the other terms stated in the Preferred Shares Paying Agency Agreement;

          (nn) the Co-Issuers shall have no debt other than as indicated in or contemplated by the Offering Memorandum (including, without limitation, expenses incurred in connection with the offering of the Notes);

          (oo) the application of the proceeds of the sale of the Securities shall not be in violation of Regulations T, U or X of the Board of Governors of the Federal Reserve System, as amended and in effect on the Closing Date;

          (pp) the Co-Issuers have taken all necessary steps to ensure that any Bloomberg screen containing information about the Notes represented by Rule 144A Global Securities includes the following (or similar) language:

          (i) the "Note Box" on the bottom of the "Security Display" page describing the Rule 144A Global Securities shall state: "Iss'd Under 144A/3c7";

          (ii) the "Security Display" page shall have flashing red indicator "See Other Available Information"; and

          (iii) the indicator shall link to the "Additional Security Information" page, which shall state that the securities "are being offered in reliance on the exemption from registration under Rule 144A of the Securities Act to persons who are both (i) qualified institutional buyers (as defined in Rule 144A under the Securities Act) and (ii) qualified purchasers (as defined under Section 3(c)(7) under the 1940 Act)."

          (qq) the Co-Issuers shall instruct The Depository Trust Company ("DTC") to take these or similar steps with respect to the Notes represented by Rule 144A Global Securities:

          (i) the DTC 20-character security descriptor and 48-character additional descriptor shall indicate with marker "3c7" that sales are limited to Qualified Institutional Buyers/Qualified Purchasers;

          (ii) where the DTC deliver order ticket sent to purchasers by DTC after settlement is physical, it shall have the 20-character security descriptor printed on it. Where the DTC deliver order ticket is electronic, it shall have a "3c7" indicator and a related user manual for participants, which shall contain a description of the relevant restriction;

          (iii) DTC shall send an "Important Notice" outlining the 3(c)(7) restrictions applicable to the Rule 144A Global Notes to all DTC participants in connection with the initial offering; and

          (iv) DTC shall include the Co-Issuers in the Reference Directory which is distributed by DTC to its participants on the list of all issuers who have advised DTC that they are 3(c)(7) issuers; and

          (rr) the Co-Issuers, have confirmed that CUSIP has established a "fixed field" attached to the CUSIP numbers for the Notes represented by Rule 144A Global Securities containing "3c7" and "144A" indicators.

          5. Representations, Warranties and Covenants of the Dealers. Each Dealer, severally and not jointly, hereby represents and warrants to the Issuer and the Co-Issuer as of the Closing Date, and agrees with the Issuer and the Co-Issuer that:

          (a) it is a QIB and a Qualified Purchaser, with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Notes;

          (b) it understands that (i) the Notes have not been and shall not be registered under the Securities Act, and (ii) neither the Issuer nor the Co-Issuer are, and shall not be, registered as an "investment company" under the Investment Company Act;

          (c) it shall offer and sell the Purchased Notes (or, in the case of the Class A-1AR Notes, the Placement Agent shall place the Class A-R Notes) only to persons (i) (A) who are Qualified Purchasers and that such Dealer reasonably believes are QIBs, (B) who are not broker-dealers that own and invest on a discretionary basis less than $25,000,000 in securities of unaffiliated issuers,
(C) who are not participant-directed employee plans such as 401(k) plans, (D) who are acting for their own account or the account of others who would otherwise qualify under this Section 5(c), (E) who are not formed for the purpose of investing in the Senior Notes, and (F) who will hold at least the minimum denomination or (ii) that such Dealer reasonably believes are not U.S. Persons or U.S. residents for purposes of the Investment Company Act and that the sale, reoffer, resale, pledge or other transfer is being made in compliance with Regulation S; terms used in this paragraph have the meanings given to them by Regulation S or Rule 144A, as applicable;

          (d) it has not and shall not invite the public in the Cayman Islands to subscribe for the Notes;

          (e) it acknowledges that purchases and resales of the Notes are restricted as described under "Transfer Restrictions" in the Offering Memorandum;

          (f) each Dealer acknowledges that the information relating to it furnished to the Issuer and the Co-Issuer specifically for use in the Offering Memorandum has been prepared by such Dealer and accordingly, such Dealer only assumes the responsibility for the accuracy, completeness or applicability of the information it has furnished;

          (g) (i) it has not offered or sold and will not offer, place or sell any Notes to persons in the United Kingdom prior to the expiry of the period of six months from the Closing Date except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their business or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995 (as amended); (ii) it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act 2000 (the "FSMA") received by it in connection with the issue or sale of any Securities in circumstances in which Section 21(1) of the FSMA does not apply to the Issuer; and (iii) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Notes in, from or otherwise involving the United Kingdom;

          (h) it represents and agrees that the Purchased Notes offered and sold and the Placed Notes offered and placed in reliance on Regulation S have been and will be offered, placed and sold only in offshore transactions. In connection therewith, it agrees that it has not offered, placed or sold and will not offer, place or sell the Notes in the United States or to, or for the benefit or account of, a U.S. Person (other than a distributor), in each case, as defined in Rule 902 under the Securities Act (i) as part of its distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering of the Notes pursuant hereto and the Closing Date, other than in accordance with Regulation S or another exemption from the registration requirements of the Securities Act;

          (i) no form of general solicitation or general advertising has been or will be used by it or any of its representatives in connection with the offer, placement and sale of any of the Securities, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising;

          (j) it acknowledges that the Issuer shall require an investor letter and a tax certification (generally, in the case of U.S. federal income tax, an Internal Revenue Service Form W-9 (or applicable successor form) in the case of a person that is a "United States person" within the meaning of Section 7701(a)(30) of the Code or the appropriate Internal Revenue Service Form W-8 (or applicable successor form) in the case of a person that is not a "United States person" within the meaning of Section 7701(a)(30) of the Code) from each Dealer, in a form satisfactory to the Issuer, each duly executed and completed; and

          (k) it acknowledges that it is its intent and that it understands it is the intent of the Issuer that, for purposes of U.S. federal income, state and local income and franchise tax and any other income taxes, for so long as a direct or indirect wholly-owned subsidiary of the Arbor parent owns 100% of the Preferred Shares and the Issuer Ordinary Shares, the Issuer will be treated as a Qualified REIT Subsidiary and the Notes will be treated as indebtedness solely of the Arbor Parent and the Preferred Shares will be treated as equity; each Dealer agrees to such treatment and agrees to take no action inconsistent with such treatment.

Terms used in this Section 5 that have meanings assigned to them in Regulation S are used herein as so defined.

          6. Fees and Expenses. The proceeds of the offering of the Securities shall be used to pay all expenses incurred in connection with the offering of the Securities, including the preparation and printing of the preliminary and final offering memorandum, the preparation, issuance and delivery of the Purchased Notes to the Initial Purchaser, the preparation, issuance and delivery of the Class A-1AR Notes to the initial purchasers thereof, any fees charged by the Rating Agencies in rating the Notes and the fees of counsel to the Issuer and Co-Issuer, the Dealers, the Initial Purchaser, the Placement Agent, the Preferred Shares Paying Agent, the fees of the Collateral Manager, the Trustee and all reasonable out-of-pocket expenses of the Dealers.

          7. Conditions Precedent to the Purchase of the Purchased Notes and Placement of the Class A-1AR Notes. The obligations of the Dealers hereunder are subject to the accuracy of the representations and warranties of each of the Issuer and the Co-Issuer contained in Section 4 hereof or in certificates of any of the respective officers of the Issuer or Co-Issuer delivered pursuant to the provisions hereof, to the performance by the Issuer and the Co-Issuer of their covenants and other obligations hereunder, and to the following further conditions precedent:

          (a) On the Closing Date, each Dealer shall have received the opinions, dated as of the Closing Date of Cadwalader, Wickersham & Taft LLP, special counsel to the Co-Issuers, Richards, Layton & Finger, P.A. counsel to the Co-Issuer and of Maples and Calder, Cayman Islands counsel to the Issuer.

          (b) On the Closing Date, (i) the Offering Materials, as amended or supplemented, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) there shall not have been, since the date hereof or since the respective dates as of which information is given in the Offering Materials, any material adverse change or prospective material adverse change with respect to the Issuer, the Co-Issuer or the Assets; (iii) each of the Issuer and the Co-Issuer shall have complied with all agreements and satisfied all conditions on their part to be performed or satisfied pursuant to this Agreement on or prior to the Closing Date; and (iv) the representations and warranties of the Issuer and Co-Issuer in Section 4 shall be accurate and true and correct as though expressly made on and as of the Closing Date except as specifically set forth therein.

          (c) On the Closing Date, each Dealer shall have received a certificate of an authorized officer of ARCM, dated as of the Closing Date, substantially in the form attached hereto as Exhibit A.

          (d) On the Closing Date, each Dealer shall have received certificates of authorized officers of Arbor Realty SR, Inc., Arbor Realty Funding LLC and Arbor Realty Limited Partnership, dated as of the Closing Date, substantially in the form attached hereto as Exhibit B-1, Exhibit B-2 and Exhibit B-3, respectively.

          (e) On the Closing Date, each Dealer shall have received from Ernst & Young LLP a letter, dated as of the Closing Date in form and substance satisfactory to each Dealer, with respect to certain financial, statistical and other information contained in the Offering Memorandum and the composition of the Collateral Debt Securities on the Closing Date.

          (f) The Co-Issuer shall have duly authorized, executed and delivered the Indenture, the Class A-1AR Note Purchase Agreement and this Agreement.

          (g) The Issuer shall have duly authorized, executed and delivered the Indenture, the Class A-1AR Note Purchase Agreement, the Preferred Shares Paying Agency Agreement, the Servicing Agreement, the Collateral Management Agreement, each Collateral Debt Securities Purchase Agreement and each Hedge Agreement.

          (h) ARCM shall have duly authorized, executed and delivered the Collateral Management Agreement.

          (i) Each Seller shall have duly authorized, executed and delivered the applicable Collateral Debt Securities Purchase Agreement.

          (j) Each Hedge Counterparty shall have duly authorized, executed and delivered the related Hedge Agreement.

          (k) Arbor Commercial Mortgage, LLC shall have duly authorized, executed and delivered the Servicing Agreement.

          (l) The Notes shall have been executed by the Issuer and Co-Issuer and authenticated by the Trustee and the conditions precedent thereto, as set forth in the Indenture, shall have been satisfied.

          (m) The Preferred Shares shall have been issued by the Issuer and the conditions precedent thereto, as set forth in the Preferred Shares Paying Agency Agreement and the Governing Documents, shall have been satisfied.

          (n) Prior to the purchase of the Purchased Notes hereunder and placement of the Class A-1AR Notes hereunder, each Dealer shall have received the opinions, dated as of the Closing Date, of the respective counsel to the Trustee, the Preferred Shares Paying Agent, the Collateral Manager, each Hedge Counterparty and the Advancing Agent, each in form and substance satisfactory to each Dealer.

          (o) Prior to the initial purchase of the Purchased Notes hereunder and the placement of the Class A-1AR Notes, the Issuer and Co-Issuer, as applicable, shall have obtained letters from Moody's Investors Service, Inc. ("Moody's"), Fitch, Inc. ("Fitch") and Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies ("S&P" and, together with Moody's and Fitch, the "Rating Agencies") that the Class A-1A Notes have been rated "Aaa" by Moody's and "AAA" by S&P and Fitch, that the Class A-1AR Notes have been rated "Aaa" by Moody's and "AAA" by S&P and Fitch, that the Class A-2 Notes have been rated "Aaa" by Moody's and "AAA" by S&P and Fitch, that the Class B Notes have been rated at least "Aa2" by Moody's and "AA" by S&P and Fitch, that the Class C Notes have been rated at least "A1" by Moody's and "A+" by S&P and Fitch, that the Class D Notes have been rated at least "A2" by Moody's and "A" by S&P and Fitch, that the Class E Notes have been rated at least "A3" by Moody's and "A-" by S&P and Fitch, that the Class F Notes have been rated at least "Baa1" by Moody's and "BBB+" by S&P and Fitch, that the Class G Notes have been rated at least "Baa2" by Moody's and "BBB" by Fitch, that the Class H Notes have been rated at least "Baa3" by Moody's and "BBB-" by Fitch, and shall deliver copies of such letters to each Dealer.

          (p) Each Dealer shall have received such further information, certificates, documents and opinions as it may have reasonably requested.

          (q) The Co-Issuers and DTC shall have executed and delivered one or more letters of representation with respect to the Notes each in a form reasonably satisfactory to each Dealer.

          (r) All of the Preferred Shares shall have been purchased by ARMS Equity on the Closing Date.

          8. Indemnification and Contribution.

          (a) Subject to the Priority of Payments set forth in Section 11.1 of the Indenture, the Co-Issuers shall indemnify and hold harmless each Dealer and each of its affiliates, their respective officers, directors and each person who controls such Dealer within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act (each, a "Dealer Indemnified Person") against any losses, claims, damages, liabilities or expenses, joint or several, as the same are incurred, to which the Dealer Indemnified Person may become subject insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) (1) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Offering Materials or any amendment or supplement thereto or arise out of or are based upon the omission or alleged omission to state in the Offering Materials a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading, other than the Dealer Information related to such Dealer or (2) are based upon a breach by either of the Co-Issuers of any of its representations, warranties or agreements contained in this Agreement, and shall periodically reimburse each Dealer for any and all legal or other expenses reasonably incurred by such Dealer and each other Dealer Indemnified Person in connection with investigating or defending, settling, compromising or paying any such losses, claims, damages, liabilities, expenses or actions as such expenses are incurred; provided, however, that the foregoing indemnity with respect to any untrue statement contained in or any statement omitted from any Offering Materials (as the same may be amended or supplemented) shall not inure to the benefit of any Dealer (or any Person controlling such Dealer), if (x) such loss, liability, claim, damage or expense resulted from the fact that any Dealer sold or placed Notes to a Person to whom there was not sent or given, at or prior to the written confirmation of such sale or placement, as the case may be, a copy of the Offering Memorandum, as then amended or supplemented, (y) the Issuer shall have previously and timely furnished sufficient copies of the Offering Memorandum, as so amended or supplemented, to the Dealer in accordance with this Agreement and (z) the Offering Memorandum, as so amended or supplemented, would have corrected such untrue statement or omission.

          (b) Each Dealer, severally and not jointly, shall indemnify and hold harmless the Issuer and the Co-Issuer, each of their respective affiliates, their respective officers, directors, managers and each person controlling the Issuer and Co-Issuer within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act, against any losses, claims, damages, liabilities or expenses, joint or several, as the same are incurred, to which the Issuer or the Co-Issuer may become subject insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the statements set forth in the Dealer Information with respect to such Dealer or acts or omissions thereof or arise out of or are based upon the omission or alleged omission to state in such paragraphs a material fact necessary with respect to such Dealer or acts or omissions thereof to make the statements in such paragraphs, in the light of the circumstances under which they are made, not misleading. For the avoidance of doubt, neither Dealer shall have any obligation to verify or monitor, or have any liability for, any statements set forth in the Dealer Information that has not been provided by such Dealer and any liability of a Dealer arising hereunder shall not affect the rights or obligations of the other Dealer.

          (c) Promptly after receipt by an indemnified party under Section 8(a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise under such subsection except to the extent it has been materially prejudiced by such failure. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it may elect, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval of counsel by the indemnified party, the indemnifying party shall not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the immediately preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) for the indemnified party), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party at the expense of the indemnifying party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

          (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under
Section 8(a) or (b) above in respect of any losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as incurred as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Co-Issuers on the one hand and the related Dealer on the other from the offering of the Notes. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Co-Issuers on the one hand and the related Dealer on the other in connection with the statements or omissions or breaches of representations, warranties or agreements which resulted in such losses, claims, damages, liabilities or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Co-Issuers on the one hand and by the related Dealer on the other shall be in the same proportion as the total proceeds to the Co-Issuers from the sale of Securities bears to, as applicable, the underwriting discounts and commissions received by Wachovia Securities and Credit Suisse, respectively. The relative fault shall be determined by reference to, among other things, whether the indemnified party failed to give the notice required under Section 8(c) above, including the consequences of such failure, and whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Co-Issuers on the one hand or the related Dealer on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement, omission or breach. The Co-

Issuers and each Dealer agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to above in this Section 8(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim (which shall be limited as provided in Section 8(c) above if the indemnifying party has assumed the defense of any such action in accordance with the provisions thereof). Notwithstanding the provisions of this Section 8(d), no Dealer shall be required to contribute any amount in excess of the amount by which the amount of the discounts and commissions received by it or fees paid to it, as applicable, exceeds the amount of any damages which such Dealer has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation shall be entitled to a contribution from any person who was not guilty of such fraudulent misrepresentation.

          9. Duration, Termination and Assignment of this Agreement.

          (a) This Agreement shall become effective as of the date first written above and shall remain in force until terminated as provided in this Section 9.

          (b) This Agreement may be terminated by the Dealers at any time without the payment of any penalty by either Dealer, if there is a breach of any of the representations, warranties, covenants or agreements of the Issuer or the Co-Issuer hereunder or if any of the conditions set forth in Section 7 hereof have not been satisfied.

          (c) This Agreement shall terminate in the event that on or after the date hereof, there shall have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or in trading of the securities of the Collateral Manager or any affiliate of the Collateral Manager on any exchange or over-the-counter market;
(ii) a general moratorium on commercial banking activities declared by either federal or New York State authorities; or (iii) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, or other calamity or crisis, if the effect of any such event specified in this clause (iii) in the judgment of either Dealer makes it impracticable or inadvisable to proceed with the offering or delivery of the Notes on the terms and in the manner contemplated by this Agreement and in the Offering Memorandum.

          (d) The Issuer shall pay all fees and expenses in connection with the offering, placement and sale of the Notes from amounts standing to the credit of the Expense Account immediately following the termination of this Agreement pursuant to Section 9(c) hereof.

          (e) This Agreement is not assignable by any party hereto; provided, however, that either Dealer may assign this Agreement, or any of its respective rights or obligations hereunder, in writing to any of its affiliates; provided that the rights of the Issuer or Co-Issuer shall not be affected by such assignment. Upon an assignment pursuant to this Section 9(e), the related Dealer shall cause the assignee to assume in writing all of the obligations and liabilities of such Dealer hereunder and shall notify the Issuer and the Co-Issuer of such assignment.

          10. Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered or faxed and confirmed to the parties as follows:

          If to Wachovia Capital Markets, LLC:

          Wachovia Capital Markets, LLC
          375 Park Avenue
          New York, New York 10152
          Attention: Michelle Tan
          Telephone: (212) 909-0035
          Fax: (212) 909-0047

          If to Credit Suisse Securities (USA) LLC:

          Credit Suisse Securities (USA) LLC
          11 Madison Avenue
          New York, New York 10010
          Attention: Ken Rivkin
          Telephone: (212) 538-8737
          Fax: (212) 743-4762

          If to the Issuer:

          Arbor Realty Mortgage Securities Series 2006-1, Ltd.
          c/o Maples Finance Limited
          Queensgate House
          P.O. Box 1093GT
          Queensgate House, South Church Street
          George Town, Grand Cayman, Cayman Islands
          Attention: The Directors
          Telephone: (345) 945-7099
          Fax: (345) 945-7100

          with a copy to the Collateral Manager:

          Arbor Realty Collateral Management, LLC
          333 Earle Ovington Boulevard, 9th Floor
          Uniondale, New York 11553
          Attention: Executive Vice President, Structured Securitization
          Telephone: (212) 389-6546
          Fax: (212) 389-6573

          If to the Co-Issuer:

          Arbor Realty Mortgage Securities Series 2006-1 LLC
          c/o Puglisi & Associates
          830 Library Avenue, Suite 204,
          Newark, Delaware 19711
          Attention: Donald J. Puglisi
          Telephone: (302) 738-6680
          Fax: (302) 738-7210

          with a copy to the Collateral Manager (as addressed above).

          Any party hereto may change the address for receipt of communications by giving written notice to the others.

          11. Consent to Jurisdiction. Each of the parties hereto (i) agrees that any legal suit, action or proceeding brought by any party to enforce any rights under or with respect to this Agreement or any other document or the transactions contemplated hereby or thereby may be instituted in any federal court in The City of New York, State of New York, U.S.A.; provided, however, that if a federal court in the City of New York declines jurisdiction for any reason, any legal suit, action or proceeding brought by any party to enforce any rights under or with respect to this Agreement or any other document or the transactions contemplated hereby or thereby may be instituted in any state court in the City of New York, State of New York, U.S.A., (ii) irrevocably waives to the fullest extent permitted by law any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding instituted in the City of New York, State of New York, U.S.A., (iii) irrevocably waives to the fullest extent permitted by law any claim that and agrees not to claim or plead in any court that any such action, suit or proceeding brought in a court in the City of New York, State of New York, U.S.A. has been brought in an inconvenient forum and (iv) irrevocably submits to the non-exclusive jurisdiction of any such court in any such suit, action or proceeding or for recognition and enforcement of any judgment in respect thereof.

          Each of the Issuer and the Co-Issuer hereby irrevocably and unconditionally designates and appoints CT Corporation System, 111 8th Avenue, 13th Floor, New York, New York 10011, U.S.A. (and any successor entity), as its authorized agent to receive and forward on its behalf service of any and all process which may be served in any such suit, action or proceeding in any such court and agrees that service of process upon CT Corporation shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and shall be taken and held to be valid personal service upon it. Said designation and appointment shall be irrevocable. Nothing in this Section 11 shall affect the rights of the Dealers, their respective affiliates or any indemnified party to serve process in any manner permitted by law. Each of the Issuer and the Co-Issuer further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of CT Corporation in full force and effect so long as the Notes are outstanding but in no event for a period longer than five years from the date of this Agreement. Each of the Issuer and the Co-Issuer hereby irrevocably and unconditionally authorizes and directs CT Corporation to accept such service on their behalf. If for any reason CT Corporation ceases to be available to act as such, each of the Issuer and the Co-Issuer agrees to designate a new agent in New York City on the terms and for the purposes of this provision reasonably satisfactory to the Dealers.

          To the extent that either the Issuer or the Co-Issuer has or hereafter may acquire any immunity from jurisdiction of any court (including, without limitation, any court in the United States, the State of New York, Cayman Islands or any political subdivision thereof) or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property or assets, this Agreement, or any other documents or actions to enforce judgments in respect of any thereof, it hereby irrevocably waives such immunity, and any defense based on such immunity, in respect of its obligations under the above-referenced documents and the transactions contemplated thereby, to the extent permitted by law.

          12. Arms-Length Transaction. Each of the Co-Issuers acknowledges and agrees that (i) Wachovia Securities is acting solely in the capacity of an arm's length contractual counterparty to the Issuer and the Co-Issuer with respect to the purchase, placement and sale of the Notes pursuant to this Agreement and not as a financial advisor or a fiduciary to, or agent of, the Issuer or the Co-Issuer or any other person, (ii) neither Dealer is advising the Issuer, the Co-Issuer or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction, (iii) the Issuer and the Co-Issuer shall consult with their own advisors concerning any such matter and shall be responsible for making their own independent investigation and appraisal of any transactions contemplated by this Agreement, and the Dealers shall have no responsibility or liability to the Issuer or the Co-Issuer with respect thereto, and (iv) any review by the Dealers of the Issuer, the Co-Issuer or any transactions contemplated by this Agreement or any other matters relating thereto will be performed solely for the benefit of the Dealers and shall not be on behalf of the Issuer, the Co-Issuer or any other person.

          13. Judgment Currency. If, pursuant to a judgment or order being made or registered against either the Issuer or the Co-Issuer, any payment under or in connection with this Agreement to the Dealers is made or satisfied in a currency (the "Judgment Currency") other than in United States Dollars then, to the extent that the payment (when converted into United States Dollars at the rate of exchange on the date of payment or, if it is not practicable for the Dealers to purchase United States Dollars with the Judgment Currency on the date of payment, at the rate of exchange as soon thereafter as it is practicable to do so) actually received by the Dealers falls short of the amount due under the terms of this Agreement, the Issuer or the Co-Issuer, as applicable, shall, to the extent permitted by law, as a separate and independent obligation, indemnify and hold harmless the Dealers against the amount of such short fall and such indemnity shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. For the purpose of this Section 13, "rate of exchange" means the rate at which the Dealers are able on the relevant date to purchase United States Dollars with the Judgment Currency and shall take into account any premium and other costs of exchange.

          14. Amendments to this Agreement. This Agreement may be amended by the parties hereto only if such amendment is specifically approved in writing by the Issuer, the Co-Issuer and the Dealers. The Co-Issuers must provide notice of any amendment or modification of this Agreement to each Rating Agency rating the Notes at the time of any such amendment or modification.

          15. Parties. This Agreement shall inure to the benefit of and be binding upon the Dealers, the Co-Issuers and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Dealers, the Co-Issuers and their respective successors and the controlling persons and officers and directors referred to in Section 8, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provisions herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Dealers, the Co-Issuers, each of their respective affiliates and their respective successors, and said controlling persons and officers, directors and managers and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities shall be deemed to be a successor by reason merely of such purchase.

          16. Governing Law. This Agreement shall be construed in accordance with the internal laws of the State of New York, without giving effect to the choice of law principles thereof.

          17. Counterparts. This Agreement may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and all such counterparts shall together constitute but one and the same agreement.

          18. Representations, Warranties and Indemnities to Survive Delivery. The respective representations, warranties and indemnities of the Issuer, the Co-Issuer, of their respective officers and of the Dealers set forth in or made pursuant to, this Agreement, including any warranty relating to the payment of expenses owed to the Dealers hereunder shall remain in full force and effect and shall survive delivery of and payment for the Securities and any termination of this Agreement.

          19. No Petition Agreement. Each Dealer agrees that, so long as any
Note is outstanding and for a period of one year plus one day or, if longer, the applicable preference period then in effect after payment in full of all amounts payable under or in respect of the Transaction Documents, it shall not institute against or join or assist any other Person in instituting against, any of the Issuer or the Co-Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law of any jurisdiction. This Section 19 shall survive any termination of this Agreement.

          20. Non-Recourse Agreement. Notwithstanding any other provision of this Agreement, all obligations of the Issuer or the Co-Issuer arising hereunder or in connection herewith are limited in recourse to the Pledged Obligations and to the extent the proceeds of the Pledged Obligations, when applied in accordance with the Priority of Payments, are insufficient to meet the obligations of the Issuer or the Co-Issuer hereunder in full, the Issuer or the Co-Issuer, as applicable, shall have no further liability in respect of any such outstanding obligations and any claims against the Issuer or the Co-Issuer, as applicable, shall be extinguished and shall not thereafter revive. The Dealers hereby agree and acknowledge that the obligations of the Co-Issuers hereunder are solely the corporate obligations of the Co-Issuer and that no recourse shall be had against any officer, director, employee, shareholder, limited partner or incorporator of the

Co-Issuers for any amounts payable hereunder. This Section 20 shall survive any termination of this Agreement.

          21. Taxes. The Issuer shall not be obligated to pay any additional amounts to the holders or beneficial owners of any Note as a result of withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges with respect to such Notes.

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Purchase and Placement Agreement as of the day and year first above written.

                                         ARBOR REALTY MORTGAGE SECURITIES SERIES
                                         2006-1, LTD., as Issuer


                                         By:  /s/  George Danforth
                                             -----------------------------------
                                         Name:  George Danforth
                                               ---------------------------------
                                         Title:  Director
                                                --------------------------------


                                         ARBOR REALTY MORTGAGE SECURITIES SERIES
                                         2006-1 LLC, as Co-Issuer


                                         By:  /s/  Guy R. Milone, Jr.
                                             -----------------------------------
                                         Name:  Guy R. Milone, Jr.
                                               ---------------------------------
                                         Title:  Authorized Signatory
                                                --------------------------------


                                         WACHOVIA CAPITAL MARKETS, LLC


                                         By:  /s/  Michelle Tan
                                             -----------------------------------
                                         Name:  Michelle Tan
                                               ---------------------------------
                                         Title:  Director
                                                --------------------------------


                                         CREDIT SUISSE SECURITIES (USA) LLC


                                         By:  /s/  Jeffrey Altabef
                                             -----------------------------------
                                         Name:  Jeffrey Altabef
                                               ---------------------------------
                                         Title:  Managing Director
                                                --------------------------------

                                    EXHIBIT A

                     ARBOR REALTY COLLATERAL MANAGEMENT, LLC

                              Officer's Certificate

          The undersigned, ____________________, pursuant to Section 7(c) of that certain Purchase and Placement Agreement dated as of December 14, 2006, by and among Arbor Realty Mortgage Securities Series 2006-1, Ltd., Arbor Realty Mortgage Securities Series 2006-1 LLC, Wachovia Capital Markets, LLC and Credit Suisse Securities (USA) LLC (the "Purchase Agreement") does HEREBY CERTIFY that:

          (a) The Collateral Manager (i) is a limited liability company, duly organized, is validly existing and is in good standing under the laws of the State of Delaware, (ii) has full power and authority to own its assets and to transact the business in which it is currently engaged, and (iii) is duly qualified and is in good standing under the laws of each jurisdiction where its ownership or lease of property or the conduct of its business requires, or the performance of the Collateral Management Agreement and the Indenture would require, such qualification, except for failures to be so qualified that would not in the aggregate have a material adverse effect on the business, operations, assets or financial condition of the Collateral Manager or on the ability of the Collateral Manager to perform its obligations thereunder, or on the validity or enforceability of, the Collateral Management Agreement and the provisions of the Indenture applicable to the Collateral Manager; the Collateral Manager has full power and authority to execute, deliver and perform the Collateral Management Agreement and its obligations thereunder and the provisions of the Indenture applicable to it; the Collateral Management Agreement has been duly authorized, executed and delivered by it and constitutes a legal, valid and binding agreement of the Collateral Manager, enforceable against it in accordance with the terms thereof, except that the enforceability thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law);

          (b) Neither the Collateral Manager nor any of its Affiliates is in violation of any Federal or state securities law or regulation promulgated thereunder that would have a material adverse effect upon the ability of the Collateral Manager to perform its duties under the Collateral Management Agreement or the Indenture, and there is no charge, investigation, action, suit or proceeding before or by any court or regulatory agency pending or, to the best knowledge of the Collateral Manager, threatened which could reasonably be expected to have a material adverse effect upon the ability of the Collateral Manager to perform its duties under the Collateral Management Agreement or the Indenture;

          (c) Neither the execution and delivery of the Collateral Management Agreement nor the performance by the Collateral Manager of its duties thereunder or under the Indenture conflicts with or will violate or result in a breach or violation of any of the terms or provisions of, or constitutes a default under:
(i) the limited liability company agreement of the Collateral Manager, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement or other evidence of indebtedness or other agreement, obligation, condition, covenant or instrument to which the Collateral Manager is a party or is bound, (iii) any law, decree, order, rule or regulation applicable to the Collateral Manager of any court or regulatory, administrative or governmental agency, body or authority or arbitrator having jurisdiction over the Collateral Manager or its properties, and which would have, in the case of any of (i), (ii) or (iii) of this subsection (c), either individually or in the aggregate, a material adverse effect on the business, operations, assets or financial condition of the Collateral Manager or the ability of the Collateral Manager to perform its obligations under the Collateral Management Agreement or the Indenture;

          (d) No consent, approval, authorization or order of or declaration or filing with any government, governmental instrumentality or court or other person is required for the performance by the Collateral Manager of its duties under the Collateral Management Agreement and under the Indenture, except such as have been duly made or obtained;

          (e) The Offering Memorandum, as of the date thereof (including as of the date of any supplement thereto) and as of the Closing Date does not contain any untrue statement of a material fact and does not omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (f) On the Closing Date, there shall not have been, since the respective dates as of which information is given in the Offering Materials, any material adverse change or prospective material adverse change with respect to the Issuer, the Co-Issuer or the pool of Assets; and

          (g) The Collateral Manager is subject to a valid exemption from registration as a registered investment adviser under the United States Investment Advisers Act or 1940, as amended.

     Capitalized terms not set forth herein shall have the meaning ascribed thereto in the Indenture.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 14th day of December, 2006.

                                         ARBOR REALTY COLLATERAL MANAGEMENT, LLC


                                         By:
                                             -----------------------------------
                                         Name:
                                               ---------------------------------
                                         Title:
                                                --------------------------------

                                   EXHIBIT B-1

                              ARBOR REALTY SR, INC.

                              Officer's Certificate

          The undersigned, ____________________, pursuant to Section 7(c) of that certain Purchase and Placement Agreement dated as of December 14, 2006, by and among Arbor Realty Mortgage Securities Series 2006-1, Ltd., Arbor Realty Mortgage Securities Series 2006-1 LLC, Wachovia Capital Markets, LLC and Credit Suisse Securities (USA) LLC (the "Purchase Agreement") does HEREBY CERTIFY that:

          (a) Arbor Realty SR, Inc. ("Arbor Realty") (i) is a corporation, duly incorporated, is validly existing and is in good standing under the laws of the State of Maryland, (ii) has full power and authority to own its assets and to transact the business in which it is currently engaged, and (iii) is duly qualified and is in good standing under the laws of each jurisdiction where its ownership or lease of property or the conduct of its business requires, or the performance of the Collateral Debt Securities Purchase Agreement and the Indenture would require, such qualification, except for failures to be so qualified that would not in the aggregate have a material adverse effect on the business, operations, assets or financial condition of Arbor Realty or on the ability of Arbor Realty to perform its obligations thereunder, or on the validity or enforceability of, the Collateral Debt Securities Purchase Agreement and the provisions of the Indenture applicable to Arbor Realty; Arbor Realty has full power and authority to execute, deliver and perform the Collateral Debt Securities Purchase Agreement and its obligations thereunder and the provisions of the Indenture applicable to it; the Collateral Debt Securities Purchase Agreement has been duly authorized, executed and delivered by it and constitutes a legal, valid and binding agreement of Arbor Realty, enforceable against it in accordance with the terms thereof, except that the enforceability thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law);

          (b) Neither Arbor Realty nor any of its Affiliates is in violation of any Federal or state securities law or regulation promulgated thereunder that would have a material adverse effect upon the ability of Arbor Realty to perform its duties under the Collateral Debt Securities Purchase Agreement or the Indenture, and there is no charge, investigation, action, suit or proceeding before or by any court or regulatory agency pending or, to the best knowledge of Arbor Realty, threatened which could reasonably be expected to have a material adverse effect upon the ability of Arbor Realty to perform its duties under the Collateral Debt Securities Purchase Agreement or the Indenture;

          (c) Neither the execution and delivery of the Collateral Debt Securities Purchase Agreement nor the performance by Arbor Realty of its duties thereunder or under the Indenture conflicts with or will violate or result in a breach or violation of any of the terms or provisions of, or constitutes a default under: (i) the articles of incorporation or by-laws of Arbor Realty,
(ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement or other evidence of indebtedness or other agreement, obligation, condition, covenant or instrument to which Arbor Realty is a party or is bound, (iii) any law, decree, order, rule or regulation applicable to Arbor Realty of any court or regulatory, administrative or governmental agency, body or authority or arbitrator having jurisdiction over Arbor Realty or its properties, and which would have, in the case of any of (i), (ii) or (iii) of this subsection (c), either individually or in the aggregate, a material adverse effect on the business, operations, assets or financial condition of Arbor Realty or the ability of Arbor Realty to perform its obligations under the Collateral Debt Securities Purchase Agreement or the Indenture;

          (d) No consent, approval, authorization or order of or declaration or filing with any government, governmental instrumentality or court or other person is required for the performance by Arbor Realty of its duties under the Collateral Debt Securities Purchase Agreement and under the Indenture, except such as have been duly made or obtained; and

          (e) With respect to any information in the Offering Memorandum regarding Arbor Realty SR, the Offering Memorandum, as of the date thereof (including as of the date of any supplement thereto) and as of the Closing Date does not contain any untrue statement of a material fact and does not omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

          Capitalized terms not set forth herein shall have the meaning ascribed thereto in the Indenture.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 14th day of December, 2006.

                                         ARBOR REALTY SR, INC.


                                         By:
                                             -----------------------------------
                                         Name:
                                               ---------------------------------
                                         Title:
                                                --------------------------------

                                   EXHIBIT B-2

                            ARBOR REALTY FUNDING LLC

                              Officer's Certificate

          The undersigned, ____________________, pursuant to Section 7(c) of that certain Purchase and Placement Agreement dated as of December 14, 2006, by and among Arbor Realty Mortgage Securities Series 2006-1, Ltd., Arbor Realty Mortgage Securities Series 2006-1 LLC, Wachovia Capital Markets, LLC and Credit Suisse Securities (USA) LLC (the "Purchase Agreement") does HEREBY CERTIFY that:

          (a) Arbor Realty Funding LLC ("Arbor Realty Funding") (i) is a limited liability company, duly formed, is validly existing and is in good standing under the laws of the State of Delaware, (ii) has full power and authority to own its assets and to transact the business in which it is currently engaged, and (iii) is duly qualified and is in good standing under the laws of each jurisdiction where its ownership or lease of property or the conduct of its business requires, or the performance of the Collateral Debt Securities Purchase Agreement would require, such qualification, except for failures to be so qualified that would not in the aggregate have a material adverse effect on the business, operations, assets or financial condition of Arbor Realty Funding or on the ability of Arbor Realty Funding to perform its obligations thereunder, or on the validity or enforceability of, the Collateral Debt Securities Purchase Agreement; Arbor Realty Funding has full power and authority to execute, deliver and perform the Collateral Debt Securities Purchase Agreement and its obligations thereunder; the Collateral Debt Securities Purchase Agreement has been duly authorized, executed and delivered by it and constitutes a legal, valid and binding agreement of Arbor Realty Funding, enforceable against it in accordance with the terms thereof, except that the enforceability thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law);

          (b) Neither Arbor Realty Funding nor any of its Affiliates is in violation of any Federal or state securities law or regulation promulgated thereunder that would have a material adverse effect upon the ability of Arbor Realty Funding to perform its duties under the Collateral Debt Securities Purchase Agreement, and there is no charge, investigation, action, suit or proceeding before or by any court or regulatory agency pending or, to the best knowledge of Arbor Realty Funding, threatened which could reasonably be expected to have a material adverse effect upon the ability of Arbor Realty Funding to perform its duties under the Collateral Debt Securities Purchase Agreement;

          (c) Neither the execution and delivery of the Collateral Debt Securities Purchase Agreement nor the performance by Arbor Realty Funding of its duties thereunder conflicts with or will violate or result in a breach or violation of any of the terms or provisions of, or constitutes a default under:
(i) the limited liability company agreement of Arbor Realty Funding, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement or other evidence of indebtedness or other agreement, obligation, condition, covenant or instrument to which Arbor Realty Funding is a party or is bound, (iii) any law, decree, order, rule or regulation applicable to Arbor Realty Funding of any court or regulatory, administrative or governmental agency, body or authority or arbitrator having jurisdiction over Arbor Realty Funding or its properties, and which would have, in the case of any of (i), (ii) or (iii) of this subsection
(c), either individually or in the aggregate, a material adverse effect on the business, operations, assets or financial condition of Arbor Realty Funding or the ability of Arbor Realty Funding to perform its obligations under the Collateral Debt Securities Purchase Agreement; and

          (d) No consent, approval, authorization or order of or declaration or filing with any government, governmental instrumentality or court or other person is required for the performance by Arbor Realty Funding of its duties under the Collateral Debt Securities Purchase Agreement, except such as have been duly made or obtained.

          Capitalized terms not set forth herein shall have the meaning ascribed thereto in the Indenture.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 14th day of December, 2006.

                                         ARBOR REALTY FUNDING LLC


                                         By:
                                             -----------------------------------
                                         Name:
                                               ---------------------------------
                                         Title:
                                                --------------------------------

                                   EXHIBIT B-3

                        ARBOR REALTY LIMITED PARTNERSHIP

                              Officer's Certificate

          The undersigned, ____________________, pursuant to Section 7(c) of that certain Purchase and Placement Agreement dated as of December 14, 2006, by and among Arbor Realty Mortgage Securities Series 2006-1, Ltd., Arbor Realty Mortgage Securities Series 2006-1 LLC, Wachovia Capital Markets, LLC and Credit Suisse Securities (USA) LLC (the "Purchase Agreement") does HEREBY CERTIFY that:

          (a) Arbor Realty Limited Partnership ("Arbor Realty LP") (i) is a limited partnership, duly formed, is validly existing and is in good standing under the laws of the State of Delaware, (ii) has full power and authority to own its assets and to transact the business in which it is currently engaged, and (iii) is duly qualified and is in good standing under the laws of each jurisdiction where its ownership or lease of property or the conduct of its business requires, or the performance of the Collateral Debt Securities Purchase Agreement would require, such qualification, except for failures to be so qualified that would not in the aggregate have a material adverse effect on the business, operations, assets or financial condition of Arbor Realty LP or on the ability of Arbor Realty LP to perform its obligations thereunder, or on the validity or enforceability of, the Collateral Debt Securities Purchase Agreement; Arbor Realty LP has full power and authority to execute, deliver and perform the Collateral Debt Securities Purchase Agreement and its obligations thereunder; the Collateral Debt Securities Purchase Agreement has been duly authorized, executed and delivered by it and constitutes a legal, valid and binding agreement of Arbor Realty LP, enforceable against it in accordance with the terms thereof, except that the enforceability thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law);

          (b) Neither Arbor Realty LP nor any of its Affiliates is in violation of any Federal or state securities law or regulation promulgated thereunder that would have a material adverse effect upon the ability of Arbor Realty LP to perform its duties under the Collateral Debt Securities Purchase Agreement, and there is no charge, investigation, action, suit or proceeding before or by any court or regulatory agency pending or, to the best knowledge of Arbor Realty LP, threatened which could reasonably be expected to have a material adverse effect upon the ability of Arbor Realty LP to perform its duties under the Collateral Debt Securities Purchase Agreement;

          (c) Neither the execution and delivery of the Collateral Debt Securities Purchase Agreement nor the performance by Arbor Realty LP of its duties thereunder conflicts with or will violate or result in a breach or violation of any of the terms or provisions of, or constitutes a default under:
(i) the limited partnership agreement of Arbor Realty LP, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement or other evidence of indebtedness or other agreement, obligation, condition, covenant or instrument to which Arbor Realty LP is a party or is bound, (iii) any law, decree, order, rule or regulation applicable to Arbor Realty LP of any court or regulatory, administrative or governmental agency, body or authority or arbitrator having jurisdiction over Arbor Realty LP or its properties, and which would have, in the case of any of (i), (ii) or (iii) of this subsection (c), either individually or in the aggregate, a material adverse effect on the business, operations, assets or financial condition of Arbor Realty LP or the ability of Arbor Realty LP to perform its obligations under the Collateral Debt Securities Purchase Agreement; and

          (d) No consent, approval, authorization or order of or declaration or filing with any government, governmental instrumentality or court or other person is required for the performance by Arbor Realty LP of its duties under the Collateral Debt Securities Purchase Agreement, except such as have been duly made or obtained.

          Capitalized terms not set forth herein shall have the meaning ascribed thereto in the Indenture.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 14th day of December, 2006.

                                         ARBOR REALTY LIMITED PARTNERSHIP


                                         By:
                                             -----------------------------------
                                         Name:
                                               ---------------------------------
                                         Title:
                                                --------------------------------

                                   SCHEDULE A

 PURCHASED NOTES    WACHOVIA SECURITIES   PURCHASE PRICE
-----------------   -------------------   --------------
Class A-1A Notes:       $230,000,000           100%
Class A-2 Notes:        $ 72,900,000           100%
Class B Notes:          $ 41,100,000           100%
Class C Notes:          $ 31,200,000           100%
Class D Notes:          $ 13,350,000           100%
Class E Notes:          $ 14,250,000           100%
Class F Notes:          $ 13,650,000           100%
Class G Notes:          $ 16,950,000           100%
Class H Notes:          $ 14,100,000           100%

 CLASS A-1AR NOTES   WACHOVIA SECURITIES               PURCHASE PRICE
------------------   -------------------   -------------------------------------
Class A-1AR Notes:    Up to $100,000,000   The initial principal balance thereof
                                           which was $0 on the Closing Date